SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2002 (January 2, 2002)

SPECTRX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22179	58-2029543

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6025 A Unity Drive, Norcross, GA (Address of principal executive offices)	30071 (Zip Code)

Registrant’s telephone number, including area code: 770-242-8723

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Press Release dated January 2, 2002
Conference call script for January 2, 2002
Conference call slides for January 2, 2002

Item 5. Other Events

     On January 2, 2002, SpectRx, Inc. announced that it has reached an agreement and had merged a newly-formed, wholly-owned subsidiary with and into Sterling Medivations, Inc., on December 31, 2001, as more fully described in the press release attached hereto as Exhibit 99.1, see attached change.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

99.1	Press Release dated January 2, 2002

99.2	Conference Call Script for January 2, 2002 Conference Call

99.3	Conference Call Slides for January 2, 2002 Conference Call

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpectRx, Inc.

Date: January 2, 2002	by: /s/	Thomas H. Muller, Jr.

Thomas H. Muller, Jr.

Executive Vice President, Chief Financial Officer

and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated January 2, 2002

99.2	Conference Call Script for January 2, 2002 Conference Call

99.3	Conference Call Slides for January 2, 2002 Conference Call